SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2004


                            Structured Products Corp.
                            -------------------------
             (Exact name of registrant as specified in its charter)


 Delaware                            001-13668            13-3692801
 --------                            ---------            ----------
(State or other jurisdiction of     (Commission File     (IRS Employer
 incorporation or organization)      Number)              Identification Number)

388 Greenwich Street, New York, New York                                   10013
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number including area code (212) 816-7496.
                                                  --------------


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Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

          The issuer of the underlying securities, or guarantor thereof, or successor, thereto, as applicable, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Periodic reports and other information required to be filed pursuant to the Exchange Act, by the issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, may be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission (the "Commission") at 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission also maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system. Neither Structured Products Corp. nor the trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Structured Products Corp. nor the trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, or the underlying securities have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Item 6.   Resignations of Registrant's Directors.

          Not Applicable.


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Item 7.   Financial Statements, Pro-Forma Financial Information and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits:

               1.   Trustee's  Report  with  respect to the  February  15,  2004
                    Distribution  Date  for  the  TIERS  Corporate   Bond-Backed
                    Certificates Trust APA 1997-8

               2. Trustee's Report with respect to the February 15, 2004 Distribution Date for the CorTS Trust for AFC Capital Trust I

               3. Trustee's Report with respect to the February 15, 2004 Distribution Date for the CorTS Trust for Worldcom Notes


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Item 8.   Change in Fiscal Year

          Not Applicable.

Item 9.   Regulation FD Disclosure
          Not Applicable.



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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                         By:  /s/ John W. Dickey
                                            ------------------------------------
                                            Name:  John W. Dickey
                                            Title: Authorized Signatory





March 2, 2004




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EXHIBIT INDEX


Exhibit                                                                     Page
-------                                                                     ----
   1    Trustee's  Report with respect to the February 15, 2004              5
        Distribution  Date for the TIERS Corporate  Bond-Backed
        Certificates Trust APA 1997-8

   2    Trustee's  Report with respect to the February 15, 2004              6
        Distribution  Date for the CorTS  Trust for AFC Capital
        Trust I

   3    Trustee's  Report with respect to the February 15, 2004              7
        Distribution  Date for the  CorTS  Trust  for World Com
        Notes



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                                   Exhibit 1

To the Holders of:
TIERS Corporate Bond-Backed Certificates, Series APA 1997-8
*CUSIP:        871928AT4               Class:    ZTF Class
*CUSIP:        871928AU1               Class:    Amortizing Class

U.S. Bank Trust National Association, as Trustee for the TIERS Corporate Bond-Backed Certificates Trust APA 1997-8 hereby gives notice with respect to the Distribution Date of February 15, 2004 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $1,000 original principal amount of Amortizing Class Certificatesand per $1,000 principal amount of ZTF Class Certificates, is as set forth below:

     Class                 Principal          Interest        Total Distribution
     ZTF Class             $  0.000000        $ 0.000000      $ 0.000000
     Amortizing Class      $ 17.643873        $29.980197      $47.624070

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4. $32,288,000 aggregate principal amount of Apache Corporation Fifty Year 7 3/8 % Debentures due August 15, 2047 (the "Term Assets") are held for the above trust.

5. At the close of business on the Distribution Date, $32,288,000 principal amount of ZTF Class Certificates and $20,321,120.35 principal amount of Amortizing Class Certificates were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.


U.S.  Bank Trust National Association, as Trustee


*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included for the convenience of the Holders.


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                                   Exhibit 2

To the Holders of:
CorTS Trust for AFC Capital I
Allamerica 7.75% Corporate-Backed Trust Securities (CorTS) Class A Certificates
*CUSIP:  22081N204               Class:  A
*CUSIP:  22081NAA3               Class:  B

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for AFC Capital Trust I, hereby gives notice with respect to the Distribution Date of February 15, 2004 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Class A Certificate and per $1,000 Notional Amount of Class B Certificates, is as set forth below:

     Class           Principal        Interest           Total Distribution
     A               $ 0.000000       $ 0.968750         $ 0.968750
     B               $ 0.000000       $ 2.285000         $ 2.285000

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4. $36,112,000 aggregate principal amount of Allmerica Financial Corporation 8.207% Series B Junior Subordinated Deferrable Interest Debentures due February 3, 2027 (the "Term Assets") are held for the above trust.

5. At the close of business on the Distribution Date, 1,444,480 Class A Certificates representing $36,112,000 aggregate Certificate Principal Balance and $36,112,000 aggregate Notional Amount of Class B Certificates were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.


U.S.  Bank Trust National Association, as Trustee


*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included for the convenience of the Holders.


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                                   Exhibit 3

To the Holders of:
CorTS Trust for Worldcom Notes
7.6% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP:  22081K200

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for Worldcom Notes, hereby gives notice with respect to the Distribution Date of February 15, 2004 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Certificate, is as set forth below:

     Principal             Interest                 Total Distribution
     $ 0.000000            $  0.000000              $  0.000000

2. The amount of aggregate interest scheduled to be paid and not paid as of the Distribution Date is $8,687,639.00 due to the non-payment of an equal amount of interest on the Term Assets.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4. $62,501,000 aggregate principal amount of Worldcom, Inc. 6.95% Notes due August 15, 2028 (the "Term Assets") are held for the above trust.

5. At the close of business on the Distribution Date, 2,286,220 Certificates representing $57,155,500 aggregate Certificate Principal Balance were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S.  Bank Trust National Association, as Trustee


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